                                                                   EXHIBIT 10.13

                       NON-RECOURSE DEMAND PROMISSORY NOTE



U.S.$[_________]                                          Lincolnshire, Illinois
                                                          September 30, 1997



                  The undersigned (the "Payor"), a U.S. citizen with a principal residence at the address set forth below the signature line hereof, for value received, promises to pay to the order of IPC, Inc., a Delaware corporation and its successors and assigns (the "Payee"), the principal sum of _______________ U.S. Dollars (U.S. $_________) as provided herein, together with interest, on the terms set forth herein, on the outstanding principal amount of this Note, until paid in full, at the Stated Rate (as hereinafter defined), such interest to be payable annually, in arrears on the last business day of each calendar year commencing on December 31, 1997. For purposes of this Note, the term "Stated Rate" shall mean the lowest permissible annual rate allowable without imputation of income under Section 7872 of the Internal Revenue Code.

                  The outstanding principal amount of this Note shall be repaid in full on the earlier to occur (the "Maturity Date") of (x) the Payee's oral or written demand for repayment, or (y) the date that the Payor's employment is terminated for any reason, or (z) the Payor's sale or other disposition of all of the Payor's Ivex Common Shares (or if a portion of the Payor's Ivex Common Shares are sold or otherwise disposed of, a portion of the principal amount of this Note (such proportion shall be equal to the percentage of the Payor's Ivex Common Shares so sold) shall be immediately due and payable). For purposes of this Note, the term "Ivex Common Shares" shall mean the Payor's 4,000 shares of common stock of Ivex Packaging Corporation which the Payor received from Ivex Packaging Corporation in connection with Ivex Packaging Corporation's initial public offering of its common stock.

         1.       PAYMENTS AND PREPAYMENTS.

         1.1 Payments and prepayments of principal and interest on this Note shall be made at 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069, Attention Chief Financial Officer, or such other place or places within the United States as may be

                                                                          Page 2
Promissory Note
September 30, 1997



specified by the Payee in a written notice to the Payor at least five (5) business days before a given payment date.

         1.2 Payments and prepayments of principal and interest on this Note shall be made in lawful money of the United States of America by delivery to the Payee of the Payor's good check in the proper amount on the due date of each payment or prepayment or otherwise transferring funds so as to be received by the Payee on the due date of each such payment or prepayment.

         1.3 If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day, and, with respect to payments of principal, interest thereon shall be payable during such extension at the then applicable rate.

         1.4  The Payor shall have the right from time to time to prepay this
Note in whole or in part in multiples of $1,000, together with interest on the amount prepaid to the date of prepayment, without penalty or premium. All prepayments made hereunder shall be applied first to any interest on the principal amount being prepaid and then to the principal amount of this Note. Upon payment of part of the principal amount of this Note, the Payor may require the Payee to present this Note for notation of such payment and, if this Note is paid in full, require the Payee to surrender this Note.

         1.5 Upon payment in full of all outstanding principal, interest and other amounts due under this Note, the Payor's obligations in respect of payment of this Note shall terminate and the Payee shall return it to the Payor.

         2.       NON-RECOURSE OBLIGATION; COLLATERAL FOR OBLIGATION.

                  The Payor and the Payee hereby acknowledge and agree that the proceeds of this Note were utilized by the Payor to pay the Payor's individual income taxes that Payor incurred as a result of the Payor's receipt of the Ivex Common Shares. The Payor and the Payee hereby acknowledge and agree that this
Note is non-recourse to the Payor and to all of Payor's assets (other than the Ivex Common Shares). The Payor hereby pledges to the Payee the Payor's Ivex Common Shares and hereby grants to Payee a first security interest in the Ivex Common Shares as collateral for the Payor's obligations hereunder and the Payor hereby agrees

                                                                          Page 3
Promissory Note
September 30, 1997

that during the term hereof the Payor shall not otherwise lien, pledge or grant any other security interest in such shares. If a default hereunder shall have occurred and be continuing, the Company may exercise all rights and remedies of a secured party under the Uniform Commercial Code, from time to time in effect, in the State of Illinois.

         3.       MISCELLANEOUS.

         3.1 Upon receipt of evidence reasonably satisfactory to the Payor of the loss, theft, destruction or mutilation of this Note, and upon surrender of the Note, if mutilated, the Payor will make and deliver to the Payee a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

         3.2 THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PAYOR AND THE PAYEE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. The Payor acknowledges that this Note has been negotiated and delivered in Illinois, and shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to: (i) its judicially or statutorily pronounced rules regarding conflict of laws or choice of law; (ii) where any other instrument is executed or delivered; (iii) where any payment or other performance required by any such instrument is made or required to be made; (iv) where any breach of any provision of any such instrument occurs or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business or jurisdiction or organization or domestication of any party; (vii) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Illinois; or (viii) any combination of the foregoing. As a further inducement to the Payee to advance funds as contemplated hereby, the Payee irrevocably (a) agrees that any suit, action or other legal proceeding relating to the enforcement or collection of this Note and/or the loan may be brought in the Northern District of Illinois, if federal jurisdiction is available, and, otherwise, in the Circuit Court of Cook County, at the Payee's option; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which the Payor may have to the laying of venue in any such suit, action or proceeding in either such court; and (d) agrees to join the Payee in any petition for removal to either such court brought by the Payee.

                                                                          Page 4
Promissory Note
September 30, 1997

         3.3 This Note inures to and binds the successors, assigns and legal representatives of the Payor, provided however, that the Payor cannot assign this Note or assign or delegate any of its rights or obligations hereunder without the prior written consent of the Payee in each instance.

         3.4 All amounts due hereunder shall be paid without deduction, set off or counterclaim, all of which rights the Payor expressly waives. All parties now and hereafter liable with respect to this Note hereby waive presentment, demand, protest and all other notices of any kind.

         3.5 If Payee delays in exercising or fails to exercise any of its rights under this Note, such delay or failure shall not constitute a waiver of any of Payee's rights, or of any breach, default or failure of condition of or under this Note. No waiver by the Payee of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by the Payee. All of the Payee's remedies in connection with this Note or under applicable law shall be cumulative, and the Payee's exercise of any one or more of those remedies shall not constitute an election of remedies.

         3.6 If any provision of this Note is unenforceable, invalid or contrary to law, or its inclusion herein would affect the validity, legality or enforcement of this Note, such provision shall be limited to the extent necessary to render the same valid or shall be excised from this Note, as the circumstances require, and this Note shall be construed as if said provision had been incorporated herein as so limited or as if said provision had not been included herein, as the case may be.

         3.7 THE PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANYWAY IN CONNECTION WITH THIS NOTE AND ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER.

                                                                          Page 5
Promissory Note
September 30, 1997



         IN WITNESS WHEREOF, the Payor has executed this Note as of the day and year first above written.


                                         By:
                                             ----------------------------------

                                             Address of Principal Residence:

                                             ----------------------------------


                                             ----------------------------------